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                                                                   EXHIBIT 10.23

                                                 The name of our new bank is
KANSALLIS-OSAKE-PANKKI                           Merita Bank
New York Branch                                  KANSALLIS UNION BANK OF FINLAND
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   MERITA BANK LTD

   December 15, 1995

   Enstar Cable of Cumberland Valley
   c/o Falcon Cable TV
   474 S. Raymond Ave., Suite 200
   Pasadena, CA 91105

   Attention: Mr. Michael K. Menerey
              Chief Financial Officer

   Re: Loan Agreement dated December 9, 1993 between Enstar Cable of Cumberland Valley and Merita Bank Ltd, Successor in Interest to
        Kansallis-Osake-Pankki

   Gentlemen:

   Section 4.38 of the Loan Agreement is hereby amended by the addition of the following sentence:

   Notwithstanding any of the foregoing provisions in this section, any unused portion of permitted 1994 capital expenditures may be incurred in 1995 and 1996.

   Sincerely,

   Merita Bank Ltd



   Charles J. Lansdown                                     Kathi L. Gilbert
   Vice President                                          Vice President



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Kansallis-Osake-Pankki
Incorporated in Finland          575 Fifth Avenue       Telephone (212) 972-4545
with Limited Liability           New York, NY 10017     Telex 424843